SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 11, 2005

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

          Connecticut                      1-9583                06-1185706
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

               113 King Street,
               Armonk, New York                                          10504

  (Addresses of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Director.

            On August 11, 2005, MBIA Inc. announced that Jeffery W. Yabuki was elected a member of the Board of Directors of MBIA Inc. The Board of Directors of MBIA Inc. also appointed Mr. Yabuki to serve as a member of the Audit Committee and Risk Oversight Committee of the Board of Directors of MBIA Inc.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release issued by MBIA Inc. dated August 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MBIA INC.



                                        By:/S/RAM D. WERTHEIM
                                           --------------------------------
                                            Ram D. Wertheim
                                            General Counsel

Date: August 12, 2005